UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    April 12, 2005

    Roberts Realty Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	56-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia (Address of Principal Executive Offices)	30350 (Zip Code)

    (770) 394-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Roberts Realty Investors, Inc., the registrant, conducts its business through Roberts Properties Residential, L.P. (the “operating partnership”), which owns all of Roberts Realty’s properties. Roberts Realty owns a 73.8% interest in the operating partnership and is its sole general partner. On December 29, 2004, the operating partnership purchased an 82% undivided interest in a 23.5-acre parcel of undeveloped land (the “Peachtree Parkway property”). On January 20, 2005, the operating partnership purchased a 9.84-acre parcel of undeveloped land (the “Peachtree Dunwoody property”).

In acquiring the properties, the operating partnership assumed and became bound by restrictive covenants recorded in favor of Roberts Properties, Inc. (“Roberts Properties”) and Roberts Properties Construction, Inc. (“Roberts Construction”), each of which is wholly owned by Charles S. Roberts, the Chief Executive Officer, President, and Chairman of the Board of Directors of Roberts Realty. The restrictive covenants provide that if the then-owner of the properties develops the properties for residential use:

(a)	Roberts Properties, or any entity designated by Mr. Roberts, will be engaged as the development company for the project and will be paid a development fee in an amount equal to $5,000 per residential unit multiplied by the number of residential units that are developed on the property, with such fee to be paid in equal monthly amounts over the contemplated development period, and

(b)	Roberts Construction, or any other entity designated by Mr. Roberts, will be engaged as the general contractor for the project on a cost plus basis and will be paid the cost of constructing the project plus 10% (5% profit and 5% overhead) with such payments to be paid commencing with the start of construction.

These terms and conditions are consistent with previous agreements between the operating partnership and each of Roberts Properties and Roberts Construction for development and construction services, respectively, for residential communities.

On April 12, 2005, the audit committee of the registrant’s board of directors approved the forms of the following agreements. The registrant’s other independent director joined the audit committee in approving the forms of these agreements. On April 14, 2005, the operating partnership entered into these agreements with Roberts Properties and Roberts Construction, respectively:

(a) A Design and Development Agreement among the operating partnership, Georgianna Jean K. Valentino and Roberts Properties for the development of the Peachtree Parkway property for a fee of $1,460,000 to be paid in nine equal monthly installments over the development period, which shall commence in April 2005. Under this agreement, Roberts Properties will create and develop the project and manage the team of professionals involved. Roberts Properties will also provide supervisory services to ensure that the project is built in accordance with the approved plans and specifications.

(b) A Design and Development Agreement between the operating partnership and Roberts Properties for the development of the Peachtree Dunwoody property for a fee of

$1,780,000 to be paid in nine equal monthly installments over the development period, which shall commence in April 2005. Under this agreement, Roberts Properties will create and develop the project and manage the team of professionals involved. Roberts Properties will also provide supervisory services to ensure that the project is built in accordance with the approved plans and specifications.

(c) A Construction Contract among the operating partnership, Georgianna Jean K. Valentino and Roberts Construction for the construction of a 292-unit apartment community on the Peachtree Parkway property for the cost (as defined and limited in the contract) of constructing the project plus 10%, payable monthly. Roberts Construction will construct the project in accordance with approved plans and specifications, provided that any costs associated with adverse soil conditions that may be encountered are not included in the contract and must be borne by the operating partnership. Roberts Construction must achieve substantial completion of the entire project not later than 24 months after the date of commencement (a later date to be agreed upon by both parties), subject to adjustment according to the contract documents.

(d) A Construction Contract between the operating partnership and Roberts Construction for the construction of 236-unit apartment community and a 120-unit condominium community on the Peachtree Dunwoody property for the cost (as defined and limited in the contract) of constructing the project plus 10%, payable monthly. Roberts Construction will construct the project in accordance with approved plans and specifications, provided that any costs associated with adverse soil conditions that may be encountered are not included in the contract and must be borne by the operating partnership. Roberts Construction must achieve substantial completion of the entire project not later than 24 months after the date of commencement (a later date to be agreed upon by both parties), subject to adjustment according to the contract documents.

The foregoing descriptions of the material terms of the agreements are subject to the full text of the agreements filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, which are incorporated into this Item 1.01 by this reference.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: April 18, 2005	By: /s/ Greg M. Burnett Greg M. Burnett Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Exhibit

10.1                 Design and Development Agreement among Roberts Properties Residential, L.P.,
                        Georgianna Jean K. Valentino and Roberts Properties, Inc. for the Peachtree Parkway
                        property, dated as of April 14, 2005.

10.2                 Design and Development Agreement between Roberts Properties Residential,
                        L.P. and Roberts Properties, Inc. for the Peachtree Dunwoody property, dated as of April 14, 2005.

10.3                 Construction Contract among Roberts Properties Residential, L.P., Georgianna
                        Jean K. Valentino and Roberts Properties Construction, Inc. for the Peachtree
                        Parkway property, dated as of April 14, 2005.

10.4                 Construction Contract between Roberts Properties Residential, L.P. and Roberts
                        Properties Construction, Inc. for the Peachtree Dunwoody property, dated as of
                        April 14, 2005.

4